Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of AGY Holding Corp. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1) the Company’s annual report on Form 10-K for the year ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company’s annual report on Form 10-K for the year ended December 31, 2009 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Douglas J. Mattscheck
Douglas J. Mattscheck
Chief Executive Officer and President
(Principal Executive Officer)

Dated: March 31, 2010

A signed original of this written statement required by Section 906 has been provided to AGY Holding Corp. and will be retained by AGY Holding Corp. and furnished to the Securities and Exchange Commission or its staff upon request.